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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04963
                                  ----------------------------------------------

                                The Berwyn Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    1189 Lancaster Avenue             Berwyn, Pennsylvania             19312
--------------------------------------------------------------------------------
           (Address of principal executive offices)                 (Zip code)

                                  Kevin M. Ryan

The Killen Group, Inc.           1189 Lancaster Avenue          Berwyn, PA 19312
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (610) 296-7222
                                                    ----------------------------

Date of fiscal year end:        December 31, 2007
                          ------------------------------------------------------

Date of reporting period:       June 30, 2007
                          ------------------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------



                                THE BERWYN FUNDS        [GRAPHIC OMITTED]




                               BERWYN FUND SERIES

                            BERWYN INCOME FUND SERIES

                         BERWYN CORNERSTONE FUND SERIES





      Shareholder Services                                        no load
      Ultimus Fund Solutions, LLC                            mutual funds
      P.O. Box 46707
      Cincinnati, OH 45246-0707
      1-800-992-6757

--------------------------------------------------------------------------------


                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2007
                                   (UNAUDITED)

THE BERWYN FUNDS
TABLE OF CONTENTS
================================================================================



                                                                           PAGE
                                                                          ------

Letter from the President..............................................     3-4

Berwyn Fund Portfolio Manager's Letter.................................     5-7

  Growth of a $10,000 Investment.......................................       7

Berwyn Income Fund Portfolio Manager's Letter..........................     8-9

  Growth of a $10,000 Investment.......................................      10

Berwyn Cornerstone Fund Portfolio Manager's Letter.....................   11-13

  Growth of a $10,000 Investment.......................................      13

Statements of Assets and Liabilities...................................      14

Statements of Operations...............................................      15

Statements of Changes In Net Assets....................................      16

Financial Highlights - Berwyn Fund.....................................      17

Financial Highlights - Berwyn Income Fund..............................      18

Financial Highlights - Berwyn Cornerstone Fund.........................      19

Schedule of Investments - Berwyn Fund..................................   20-22

Schedule of Investments - Berwyn Income Fund...........................   23-28

Schedule of Investments - Berwyn Cornerstone Fund......................   29-30

Notes to Financial Statements..........................................   31-35

About Your Funds' Expenses ............................................   36-37

Other Information......................................................      37

Approval of Advisory Agreements........................................   38-40

THE BERWYN FUNDS
================================================================================

                             2007 SEMI-ANNUAL REPORT

                                THE BERWYN FUNDS

                            LETTER FROM THE PRESIDENT

July 27, 2007

Dear Shareholder:

On balance, the financial markets continued to do well in the first half of this year as the Dow Jones Industrial Average finally eclipsed its previous all-time high set in 2000 and the bond market remained relatively stable throughout most of the period. Nevertheless, it is important to understand that the current bull market is more than four years old and the stock market is no longer acting in a homogeneous manner. As is typical of bull markets in their latter stages, some sectors have begun to underperform and others outperform as the realities of the business cycle struggle against the unrealistic expectations of recently successful investors.

Bull markets generally end as a consequence of higher interest rates, which in turn are a result of excessive borrowing. In this bull market, stocks associated with the homebuilding industry had been a major leader until last year. Much of the demand for housing was created by innovative mortgage products and skyrocketing real estate and housing prices that attracted speculators whose only intent was to "flip" their purchases for a quick profit. More recently, there has been additional pressure on the credit markets as massive corporate buy-outs by private equity firms using borrowed money have been announced.

The result of the massive borrowing to fuel the speculations in housing and corporate buy-outs has been an increase in "spread," or the difference in the rate of interest a borrower must pay compared to the yield on a Treasury security of comparable maturity. The dramatic rise in the interest rates demanded on lower quality credits by the marketplace in the past several weeks is destined to slow the economy and reduce speculation in the financial markets.

At The Berwyn Funds, our job will be to avoid the stocks whose intermediate and long-term prospects are negatively impacted by these developments and to seize opportunities created by the indiscriminate sale of undervalued stocks. Investors' emotions tend to overreact on both the up-side and down-side of stock market movements, and we believe that our experience will allow us to capitalize on the increasing volatility exhibited by this aging bull market.

In each of the three Funds that we manage, we have been attempting to reduce both near and long-term risk by holding an above average amount of cash, selling holdings believed to be overpriced and avoiding sectors that now appear to be falling from favor. Although we cannot completely escape the short-term effects of a market correction, the impact on the Funds' net asset values should be mitigated by our steady, analytical and disciplined approach and the benefits of our work should be realized over the longer term. As in many of life's other pursuits, patience has been shown to yield significant rewards to investors.

Thank you for your  participation and confidence in The Berwyn Funds.

Very truly yours,

/s/ Robert E. Killen

Robert E. Killen,
President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds' prospectus contains this and other information about the Funds and should be read before investing. The Funds' prospectus may be obtained by downloading it from the Funds' web site or by calling 1-800-992-6757.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS
===============================================================================

                             2007 SEMI-ANNUAL REPORT

                                   BERWYN FUND

                          A SERIES OF THE BERWYN FUNDS

July 27, 2007

Dear Berwyn Fund Shareholder:

The Berwyn Fund (BF) rose 5.73 percent during the first half of 2007 on a total return basis. The Russell 2000, our reference index, gained 6.45 percent during the six month period. Other indices, including the Dow Jones Industrial Average, Standard & Poor's 500 Index and the NASDAQ, performed well, rising 8.75 percent,
6.96 percent and 8.17 percent, respectively.

During the first six months of this year both Equity Inns, a real estate investment trust, and Oakley, a manufacturer of upscale eyeglass wear, received takeover offers and we have been selling our shares in the marketplace at premium prices. Subsequent to the end of the first half, Neoware, a manufacture of "thin client" computers and software agreed to be acquired by Hewlett-Packard for $16.25 per share. Our cost basis for Neoware is $10.02.

Many individual stocks as well as industry groups that performed well in the first half of the year have become overpriced, in our view. Takeover speculation and unprecedented valuations for cyclical stocks (fueled by the Asian economic boom) are not so vague reminders of the excesses witnessed during the "dot com era" just seven years ago. Your management has been reducing the BF's exposure to cyclical stocks with higher valuations for several quarters and, while this tactic has muted our performance so far this year, we remain confident that it will be viewed as a prudent choice in the months to follow. In fact, the Fund entered the third quarter of the year with 9.94 percent of its assets in cash and has been an active investor as market weakness has presented opportunities that were unavailable during the first half of this year.

--------------------------------------------------------------------------------
                                   BERWYN FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                            JUNE 30, 2007 (UNAUDITED)

                                           Materials - 5.5%
                                           Industrials - 13.4%
                                           Consumer Discretionary - 18.1%
       [GRAPHIC OMITTED]                   Consumer Staples - 3.0%
                                           Energy - 13.3%
                                           Financial - 13.3%
                                           Health Care - 7.2%
                                           Information Technology - 16.3%
                                           Short-Term Investments - 9.9%
--------------------------------------------------------------------------------

The weakness in the stock market began in June for the broader indices and became more intense during July as stocks with larger market capitalizations joined in the pullback. During June and throughout July interest rates for lower quality borrowers rose dramatically, thus dampening takeover speculation in the stock market. Higher interest rates also caused a continuation of the trauma being experienced in the real estate and housing markets. Previously, the conventional wisdom was that the housing market was at, or near, a bottom. However, more recent data is revealing that the upheaval in the credit markets is likely to delay the beginning of the recovery in this industry for a year or longer.

Although market declines are never comfortable and always unnerving, price volatility gives the astute investor the opportunity to invest in public companies at prices that could not be negotiated within the sanity of a conference room filled with investment bankers and lawyers. At the BF we have used this period to establish new positions in Suffolk Bancorp, a retail bank located on Long Island, New York and, in early July, Horace Mann Educators, a provider of insurance products to educators and other employees of public schools. In addition, we have been adding to our positions in Old National Bancorp, a mid-western bank holding company, FPIC Insurance Group, a provider of medical liability insurance, and RehabCare Group, a provider of medical rehabilitation services.

The five best performing stocks in 2007's first half were Hardinge, a machine tool manufacturer, up 126.8 percent, Sturm Ruger, a gun manufacturer, up 61.7 percent, Hooker Furniture, up 44.6 percent, Equity Inns, up 44.2 percent and Oakley, up 41.6 percent. The five worst performing stocks in this period were LaBranche, a New York Stock Exchange specialist firm, down 24.9 percent, Nautilus, a manufacturer of exercise equipment, down 12.9 percent, Old National Bancorp, down 10.1 percent, American Equity Investment Life, a provider of life insurance products, down 7.3 percent and SkyWest, a feeder airline, down 6.4 percent.

As the financial markets go through the period of adjustment that began towards the end of the second quarter, we will be focusing on limiting BF's downside risk and positioning our investments to maximize our gains in the next upturn within the framework of a prudent value investment philosophy.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------

FUND PERFORMANCE FOR PERIODS ENDED 6/30/07 (AVERAGE ANNUAL TOTAL RETURNS)

                                One Year     Five Years     Ten Years
                                --------     ----------     ---------
Berwyn Fund                      14.52%        14.22%         9.44%

             Past performance is not a guarantee of future results.
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Returns for Berwyn Fund series are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF's dividends and distributions (total return). All index returns listed herein also include the reinvestment of dividends, distributions and interest (total return). The investment return and the principal value of an investment in BF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and should be read before investing. The Fund's prospectus may be obtained by downloading it from the Fund's web site or by calling 1-800-992-6757.

                                          COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                                                      IN BERWYN FUND AND RUSSELL 2000 INDEX

                                                                 [GRAPHIC OMITTED]

                   June 97  June 98  June 99   June 00   June 01   June 02   June 03   June 04   June 05   June 06   June 07
                  ----------------------------------------------------------------------------------------------------------
Berwyn Fund        $10,000  $11,300  $ 9,189   $ 7,705   $10,869   $12,596   $12,106   $17,079   $19,876   $21,411   $24,641
Russell 2000 Index $10,000  $11,651  $11,826   $13,520   $13,597   $12,428   $12,224   $16,303   $17,843   $20,443   $23,803

Past performance is not predictive of future performance.

THE BERWYN FUNDS
================================================================================

                             2007 SEMI-ANNUAL REPORT

                               BERWYN INCOME FUND

                          A SERIES OF THE BERWYN FUNDS

July 27, 2007

Dear Berwyn Income Fund Shareholder:

The total return to shareholders of the Berwyn Income Fund (BIF) for the first six months of the year was 3.47 percent. Net asset value per share increased from $12.28 on December 31, 2006 to $12.42 on June 30, 2007. During the first half of 2007, BIF paid two quarterly dividends totaling $0.29 from net investment income. This is a slight increase from the $0.28 paid in the first half of 2006. BIF provided a solid investment return to its shareholders as the decline in investment grade bond prices was more than compensated by strength in BIF's dividend-paying stock holdings.

In keeping with BIF's objective to generate income while preserving capital in real terms, over three-quarters of BIF's portfolio was invested in fixed income securities as of June 30, 2007. BIF's portfolio consists of a blend of investment grade bonds, high yield bonds and dividend-paying common and preferred stocks. For the first six months of the year, BIF's reference indices performed as follows: the Citigroup Broad Investment-Grade Index and the Merrill Lynch High Yield Master II Index produced total returns of 0.89 percent and 3.05 percent, respectively, while the Lipper Income Fund Index, our only reference index with an equity component, produced a total return of 4.35 percent. The Citigroup High Yield Composite Index, another measure of the performance of lower rated bonds, was up 2.54 percent on a total return basis.

--------------------------------------------------------------------------------

                               BERWYN INCOME FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                            JUNE 30, 2007 (UNAUDITED)

                                           Corporate Bonds - 53.8%
                                           Common Stocks - 20.9%
       [GRAPHIC OMITTED]                   Preferred Stocks - 0.8%
                                           Government & Agency - 14.1%
                                           Short-Term Investments - 10.4%

--------------------------------------------------------------------------------

Both investment grade and high yield bond investors experienced a difficult first half of 2007. Bond prices were depressed as a consequence of the Federal Reserve Board's decisions to hold the benchmark Federal Funds rate at 5.25 percent. Moreover, market interest rates rose during the second quarter further depressing bond prices. The increase in market rates was driven by a rebound in the manufacturing sector of the economy and burgeoning loan demand for corporate buyouts from both the public and private equity sectors. When a company is considered a candidate for a leveraged buyout, the credit ratings of its bonds may be downgraded if the bonds' protective covenants are not iron clad. We have addressed this issue by paying special attention to credit protection measures in our recent bond purchases, such as Ingles Markets and Geo Group, and have reduced or eliminated bond holdings that have limited protection if the issuers become potential buyout candidates.

BIF's first half return was bolstered by the strong performance of its dividend-paying stock portfolio. Top contributors were Lubrizol, Intel and the less familiar names of Gentex Corporation, which makes automatic-dimming rearview mirrors, and Computer Programs and Systems, Inc., which provides information technology for hospitals. Each of these companies has stood out in the marketplace due to improved operations and solid earnings.

The relatively conservative posture BIF has adopted for its bond portfolio with respect to credit quality is proving itself worthwhile in the deteriorating credit environment that has been unfolding over the past few weeks. Fear over rising default rates in sub-prime mortgages and greater scrutiny of corporate buyouts has negatively impacted the credit markets, driving high yield bond prices sharply lower. The complacency investors had shown towards high yield bonds is being replaced by greater awareness of the risks.

In recent quarters, BIF resisted pressure to add to its high yield bond portfolio in order to boost current yield. In our judgment, the risk/reward profile for these investments has been unfavorable. Now, as credit concerns have multiplied since the end of the quarter, BIF's conservative positioning is benefiting shareholders as credit spreads widen and lower rated bonds decline in value.

Thank you for your confidence in BIF.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------

FUND PERFORMANCE FOR PERIODS ENDED 6/30/07 (AVERAGE ANNUAL TOTAL RETURNS)

                     One Year   Five Years   Ten Years
                     --------   ----------   ---------
Berwyn Income Fund    10.56%       8.17%        6.95%

             Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Returns for Berwyn Income Fund series are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends and distributions (total return). All index returns listed herein also include the reinvestment of dividends, distributions and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and should be read before investing. The Fund's prospectus may be obtained by downloading it from the Fund's web site or by calling 1-800-992-6757.


                                           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                                              BERWYN INCOME FUND, CITIGROUP HIGH YIELD COMPOSITE INDEX
                                                      AND CITIGROUP BROAD INVESTMENT GRADE INDEX

                                                                   [GRAPHIC OMITTED]

                           June 97   June 98  June 99   June 00   June 01  June 02   June 03   June 04   June 05   June 06   June 07
                       -------------------------------------------------------------------------------------------------------------
Berwyn Income Fund (BIF)   $10,000   $10,880  $10,459   $10,427   $12,013  $13,210   $14,808   $15,923   $17,126   $17,694   $19,579
Citigroup Broad Investment
  Grade Index (BIG)        $10,000   $11,059  $11,404   $11,918   $13,260  $14,386   $15,901   $15,960   $17,078   $16,940   $17,970
Citigroup High Yield
  Composite Index (HYC)    $10,000   $11,335  $11,378   $11,168   $10,754  $10,033   $12,876   $14,033   $15,770   $16,250   $18,353

Past performance is not predictive of future performance.


                                            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
                                                 BERWYN INCOME FUND, LIPPER INCOME FUND INDEX AND
                                                     MERRILL LYNCH HIGH YIELD MASTER II INDEX

                                                                    [GRAPHIC OMITTED]


                          June 97  June 98   June 99   June 00   June 01   June 02   June 03   June 04   June 05   June 06   June 07
                       -------------------------------------------------------------------------------------------------------------
Berwyn Income Fund (BIF)  $10,000  $10,880   $10,459   $10,427   $12,013   $13,210   $14,868   $15,923   $17,126   $17,694   $19,579
Lipper Income Fund
  Index (LII)             $10,000  $11,580   $12,228   $12,592   $13,123   $12,758   $13,567   $14,736   $15,818   $16,594   $18,721
Merrill Lynch High Yield
 Master II Index (MLHYMII)$10,000  $11,179   $11,280   $11,170   $11,064   $10,580   $12,934   $14,253   $15,766   $16,508   $18,444

Past performance is not predictive of future performance.

Previously, the Citigroup High Yield Composite Index was used as the Fund's primary high yield bond benchmark. In August 2006, the Advisor decided to use the Merrill Lynch High Yield Master II Index (ML HYMII) as its primary high yield benchmark. The Advisor believes that the ML HYMII Index is a more inclusive index than the Citigroup High Yield Composite Index ("HYC") giving it a more accurate representation of the overall high yield bond market. HYC is restricted to bonds maturing in no less than 7 years, whereas ML HYMII does not have this restriction. Since the Advisor is not subject to a similar restriction in the selection of high yield bond investments for BIF, the Advisor believes that ML HYMII is a more appropriate reference index. In addition, of these two indices, ML HYMII is more widely used and recognized within the investment community as a proxy for the high yield market. Finally, the Advisor believes use of ML HYMII will allow for improved attribution and analysis of bond investment data.

THE BERWYN FUNDS
================================================================================

                             2007 SEMI-ANNUAL REPORT

                             BERWYN CORNERSTONE FUND

                          A SERIES OF THE BERWYN FUNDS

July 27, 2007

Dear Berwyn Cornerstone Fund Shareholder:

During the second quarter of 2007 Berwyn Cornerstone Fund (BCF) increased 5.85 percent on a total return basis. This compares with an increase of 6.28 percent for the S&P 500 Index and 5.84 percent for the S&P MidCap 400 Index. For the first six months of the year, on a total return basis BCF rose 7.64 percent compared to a gain of 6.96 percent for the S&P 500 Index and a gain of 11.98 percent for the S&P MidCap 400 Index.

The best performing stocks in BCF during the first six months of the year were TRW Automotive, which increased 42.37 percent in value, and Lubrizol Corp, with a gain of 30.03 percent. TRW, an OEM automotive manufacturer of safety related products, has shown good sales growth in both the fourth quarter of 2006 and the first quarter of 2007. This growth came as a surprise to the market given the weak North American auto market and the stock responded to this top-line outperformance. The increase in Lubrizol's stock price in the first half of the year was also due to robust volume growth that fueled strong EPS growth. Underperformers for the quarter included QLogic, down 24.04 percent, and Harley Davidson, down 14.78 percent. Both companies have produced gains over time and we still view them as solid holdings that have further upside potential despite the recent setbacks. These positions are being maintained at the present time.

--------------------------------------------------------------------------------

                             BERWYN CORNERSTONE FUND
                           TOTAL INVESTMENTS AND CASH
                            (% OF TOTAL INVESTMENTS)
                            JUNE 30, 2007 (UNAUDITED)

                                           Materials - 6.0%
                                           Industrials - 9.0%
                                           Consumer Discretionary - 11.9%
       [GRAPHIC OMITTED]                   Consumer Staples - 4.6%
                                           Energy - 11.0%
                                           Financial - 10.3%
                                           Health Care - 12.8%
                                           Information Technology - 13.6%
                                           Utilities - 4.9%
                                           iShares - 8.0%
                                           Short-Term Investments - 7.9%

--------------------------------------------------------------------------------

During the second quarter, new purchases included BJ Services Co., a leader in oil field pumping services to the petroleum industry, and New York Community Bancorp, a metropolitan based bank specializing in loans to the rent controlled housing market. We eliminated our remaining positions in CSX Corp. and Mattel Inc., taking significant gains in the former and more modest gains in the latter. Overall, since the first of the year we have increased the market capitalization size of BCF's holdings. Many larger cap companies, which for years traded at unrealistic valuations, have now reached levels that are attractive to long-term investors. General Electric and Intel Corp. are two examples of large-cap companies added to BCF this year.

In our first quarter letter we discussed the major factors affecting companies' profits and their valuation levels. The factors cited included credit concerns in the housing market, strong demand for industrial goods globally and the amount of capital being directed into corporate mergers and leveraged buyouts. These continued to be the dominant forces driving markets during the second quarter of 2007.

The second quarter started strongly as the market perceived that the pressures from the subprime mortgage meltdown would be contained. Mortgage companies and housing stocks even rallied slightly at the beginning of the quarter. As the quarter wore on, however, this optimism faded when it became clear that the credit problems in the housing market were not soluble in the short-term and were, in fact, worsening. Risk premiums increased and spread through the bond and stock markets as the quarter progressed. This credit tightening remains, in our view, the biggest threat to positive financial market returns. The availability and low cost of credit are critical to overall GDP growth for both the U.S. and the emerging economies that have been driving corporate profits.

Worldwide industrial demand continued to be strong in the past quarter with many of BCF's companies posting significant revenue and earnings gains outside the United States. This was partially offset by weakness in North America, but international growth is clearly helping the results of multi-national companies and was one of the biggest reasons for positive equity returns in the first half of 2007. So far, the credit issues mentioned above have not affected demand in emerging economies.

Leveraged buyouts were the other major tailwind propelling the market during the first half of 2007. The press was filled with daily rumors, and, ultimately, many announcements, of major mergers and buyouts of companies. The multitude of buyers has had the effect of driving up the price-to-earnings multiples for stocks. During the first half, several of BCF's stocks were affected by this trend. CDW Corp announced it had agreed to a buyout during the first half of 2007, after which we sold BCF's position, while Sabre Holdings (TSG) was sold early in the year after the company agreed to a buyout offer in the latter half of 2006. Several other holdings, including Alcoa, Home Depot and Webster Financial, were also affected by rumors of takeovers, though none were ultimately announced. As of now, merger speculation appears to be slowing down as risk spreads have increased, making it more difficult for potential acquirers to achieve financing on favorable terms.

We believe BCF is well positioned to take advantage of the current market weakness. Cash in BCF has been allowed to rise slightly during the first half of 2007 and we will look to utilize this cash as market valuations moderate. The number of candidates that fit our value criteria has expanded as the year has progressed and, as usual, we will look to add high quality companies when the market drives their valuations to attractive levels.

We always appreciate the support of our shareholders and look forward to reporting on our progress at the end of the third quarter.

Very truly yours,

/s/ The Killen Group, Inc.

The Killen Group, Inc.

--------------------------------------------------------------------------------

FUND PERFORMANCE FOR PERIODS ENDED 6/30/07 (AVERAGE ANNUAL TOTAL RETURNS)

                                                  Since Inception
                          One Year   Five Years      (5/01/02)
                          --------   ----------   ---------------
Berwyn Cornerstone Fund    20.86%      12.22%          11.06%

             Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Returns for Berwyn Cornerstone Fund series are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF's dividends and distributions (total return). All index returns listed herein also include the reinvestment of dividends, distributions and interest (total return). The investment return and the principal value of an investment in BCF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and should be read before investing. The Fund's prospectus may be obtained by downloading it from the Fund's web site or by calling 1-800-992-6757.

                                    COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                              IN BERWYN CORNERSTONE FUND, S&P MID-CAP 400 INDEX AND S&P 500 INDEX

                                                       [GRAPHIC OMITTED]

                              April 02   June 02   June 03   June 04   June 05   June 06   June 07
Berwyn Cornerstone Fund       $10,000    $ 9,660   $10,470   $12,080   $13,334   $14,224   $17,190
S & P Mid-Cap 400 Index       $10,000    $ 9,080   $ 9,015   $11,534   $13,148   $14,853   $17,617
S & P 500 Index               $10,000    $ 9,138   $ 9,164   $10,912   $11,598   $12,598   $15,196

Past performance is not predictive of future performance.
                                                                              13

THE BERWYN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED)
===================================================================================================
                                                                            BERWYN         BERWYN
                                                             BERWYN         INCOME      CORNERSTONE
                                                              FUND           FUND           FUND
---------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities:
  At Market Value (Cost $128,650,886, $228,882,633
    and $6,567,570 for Berwyn Fund, Berwyn Income
    Fund and Berwyn Cornerstone Fund, respectively)
    (Note 2) ..........................................   $146,396,329   $232,168,793    $7,799,974
Receivables:
  Dividends ...........................................        118,313        149,356         7,769
  Interest ............................................             --      2,417,673            --
  Fund Shares Sold ....................................         88,671        218,895           490
  Investment Securities Sold ..........................        395,545      2,757,134       125,686
Prepaid Expenses ......................................         28,177         29,728        15,269
Other Assets ..........................................             --          1,251            --
                                                          ------------   ------------    ----------
      TOTAL ASSETS ....................................    147,027,035    237,742,830     7,949,188
                                                          ------------   ------------    ----------

LIABILITIES
Payables:
  Investment Securities Purchased .....................        549,628      1,056,024            --
  Fund Shares Redeemed ................................         97,128         95,408            --
  Accrued Investment Advisory Fees (Note 5) ...........        121,594         97,260         2,850
  Accrued Administration Fees (Note 5) ................         17,920         27,155         3,330
Other Accrued Expenses and Liabilities ................         16,650         14,264         5,905
                                                          ------------   ------------    ----------
      TOTAL LIABILITIES ...............................        802,920      1,290,111        12,085
                                                          ------------   ------------    ----------

NET ASSETS ............................................   $146,224,115   $236,452,719    $7,937,103
                                                          ============   ============    ==========

NET ASSETS CONSIST OF:
Paid-in Capital .......................................   $120,422,897   $228,169,082    $6,201,955
Accumulated Undistributed Net Investment Income .......        137,652         72,310        80,597
Accumulated Net Realized Gains from
  Sales of Investment Securities ......................      7,918,123      4,925,167       422,147
Net Unrealized Appreciation on Investment Securities ..     17,745,443      3,286,160     1,232,404
                                                          ------------   ------------    ----------
NET ASSETS ............................................   $146,224,115   $236,452,719    $7,937,103
                                                          ============   ============    ==========

SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (NO PAR VALUE, UNLIMITED AUTHORIZED) ................      4,800,400     19,036,676       498,352
                                                          ============   ============    ==========

NET ASSET VALUE AND OFFERING PRICE PER SHARE ..........   $      30.46   $      12.42    $    15.93
                                                          ============   ============    ==========

MINIMUM REDEMPTION PRICE PER SHARE (NOTE 2) ...........   $      30.16   $      12.30    $    15.77
                                                          ============   ============    ==========

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)
===============================================================================================
                                                                         BERWYN        BERWYN
                                                           BERWYN        INCOME     CORNERSTONE
                                                            FUND          FUND          FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends .........................................   $ 1,077,116   $ 1,209,646    $ 157,120
  Interest ..........................................            65     5,020,020          248
                                                        -----------   -----------    ---------
    Total Investment Income .........................     1,077,181     6,229,666      157,368
                                                        -----------   -----------    ---------

EXPENSES
  Investment Advisory Fees (Note 5) .................       733,647       580,218       38,385
  Administration Fees (Note 5) ......................       108,416       162,104       19,867
  Professional Fees .................................        16,249        16,249       12,299
  Postage and Supplies ..............................        16,877        18,911        4,662
  Registration Fees .................................        14,234        11,874        9,479
  Custodian Fees ....................................        14,678        12,468        1,201
  Report Printing ...................................        10,888        15,010        1,455
  Insurance .........................................         6,910         9,698          659
  Trustees' Fees ....................................         4,694         4,694        4,694
  Other Expenses ....................................        12,993         3,057        3,800
                                                        -----------   -----------    ---------
    Total Expenses Before Fee Waivers by Advisor ....       939,586       834,283       96,501
  Less Fees Waived by Advisor (Note 5) ..............            --            --      (19,730)
                                                        -----------   -----------    ---------
    Net Expenses ....................................       939,586       834,283       76,771
                                                        -----------   -----------    ---------

  Net Investment Income .............................       137,595     5,395,383       80,597
                                                        -----------   -----------    ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net Realized Gains from Sales
    of Investment Securities ........................     7,993,203     5,210,148      424,095
  Net Change in Net Unrealized Appreciation
    (Depreciation) on Investment Securities .........        (5,106)   (2,662,248)      60,034
                                                        -----------   -----------    ---------

  Net Realized and Unrealized
    Gains on Investments ............................     7,988,097     2,547,900      484,129
                                                        -----------   -----------    ---------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .........................   $ 8,125,692   $ 7,943,283    $ 564,726
                                                        ===========   ===========    =========

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================================
                                                                                  BERWYN                      BERWYN
                                                   BERWYN                         INCOME                    CORNERSTONE
                                                    FUND                           FUND                        FUND
                                        --------------------------------------------------------------------------------------
                                         SIX MONTHS                     SIX MONTHS                    SIX MONTHS
                                            ENDED           YEAR           ENDED          YEAR          ENDED         YEAR
                                           6/30/07         ENDED          6/30/07         ENDED        6/30/07        ENDED
                                         (UNAUDITED)      12/31/06      (UNAUDITED)     12/31/06     (UNAUDITED)    12/31/06
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS
  Net Investment Income .............   $    137,595   $     217,539   $  5,395,383   $ 10,585,982   $   80,597    $   27,360
  Net Realized Gains from
    Sales of Investment Securities ..      7,993,203      13,398,313      5,210,148      4,798,815      424,095       315,402
  Net Change in Net Unrealized
    Appreciation (Depreciation) on
    Investment Securities ...........         (5,106)     (5,029,398)    (2,662,248)     3,371,815       60,034       737,221
                                        ------------   -------------   ------------   ------------   ----------    ----------
    Net Increase in Net Assets
      Resulting from Operations .....      8,125,692       8,586,454      7,943,283     18,756,612      564,726     1,079,983
                                        ------------   -------------   ------------   ------------   ----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income ........             --        (231,263)    (5,331,152)   (10,691,052)          --       (27,364)
  From Realized Gains from Sales of
    Investment Securities ...........             --     (13,480,856)            --             --           --      (316,425)
                                        ------------   -------------   ------------   ------------   ----------    ----------
    Net Decrease in Net Assets
      Resulting from Distributions ..             --     (13,712,119)    (5,331,152)   (10,691,052)          --      (343,789)
                                        ------------   -------------   ------------   ------------   ----------    ----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold .........     17,687,989      71,169,429     25,257,158     40,622,909      474,633     1,597,602
  Net Asset Value of Shares Issued in
    Reinvestment of Distributions
    to Shareholders .................             --      13,357,734      4,871,216      9,685,700           --       342,754
  Proceeds from Redemption
    Fees Collected (Note 2) .........         17,679         350,885         28,145         33,297           --           293
  Shares Redeemed ...................    (28,394,083)   (116,661,226)   (25,113,611)   (64,338,036)    (550,704)     (376,353)
                                        ------------   -------------   ------------   ------------   ----------    ----------
    Net Increase (Decrease) in Net
      Assets from Capital Share
      Transactions ..................    (10,688,415)    (31,783,178)     5,042,908    (13,996,130)     (76,071)    1,564,296
                                        ------------   -------------   ------------   ------------   ----------    ----------

    Total Increase (Decrease) in
      Net Assets ....................     (2,562,723)    (36,908,843)     7,655,039     (5,930,570)     488,655     2,300,490

NET ASSETS
  Beginning of Period ...............    148,786,838     185,695,681    228,797,680    234,728,250    7,448,448     5,147,958
                                        ------------   -------------   ------------   ------------   ----------    ----------
  End of Period .....................   $146,224,115   $ 148,786,838   $236,452,719   $228,797,680   $7,937,103    $7,448,448
                                        ============   =============   ============   ============   ==========    ==========

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME .............   $    137,652   $          57   $     72,310   $      8,079   $   80,597    $       --
                                        ============   =============   ============   ============   ==========    ==========

CAPITAL SHARES ISSUED AND REDEEMED
  Sold ..............................        589,380       2,345,050      2,018,152      3,372,269       31,037       113,739
  Reinvested ........................             --         460,612        391,910        806,541           --        23,019
  Redeemed ..........................       (953,959)     (3,900,013)    (2,008,866)    (5,356,360)     (35,799)      (26,390)
                                        ------------   -------------   ------------   ------------   ----------    ----------
  Net Increase (Decrease) from Fund
    Share Transactions ..............       (364,579)     (1,094,351)       401,196     (1,177,550)      (4,762)      110,368
  Shares Outstanding,
    Beginning of Period .............      5,164,979       6,259,330     18,635,480     19,813,030      503,114       392,746
                                        ------------   -------------   ------------   ------------   ----------    ----------
  Shares Outstanding,
    End of Period ...................      4,800,400       5,164,979     19,036,676     18,635,480      498,352       503,114
                                        ============   =============   ============   ============   ==========    ==========

See Accompanying Notes to Financial Statements.

BERWYN FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================

                                            SIX MONTHS
                                               ENDED                             YEARS ENDED
                                              6/30/07     --------------------------------------------------------
                                            (UNAUDITED)     12/31/06   12/31/05   12/31/04   12/31/03   12/31/02
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $   28.81      $  29.67   $  28.96   $  24.78   $  17.23   $  20.07
                                             ---------      --------   --------   --------   --------   --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)...........         0.03          0.05       0.02      (0.01)     (0.03)      0.05
  Net Realized and Unrealized Gains
    (Losses) on Securities...............         1.62          1.91       3.48       5.64       8.66      (1.43)
                                             ---------      --------   --------   --------   --------   --------
    Total Income (Loss) from
      Investment Operations..............         1.65          1.96       3.50       5.63       8.63      (1.38)
                                             ---------      --------   --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income...           --         (0.05)     (0.02)        --         --      (0.06)
  Distributions from Net Realized Gains..           --         (2.82)     (2.83)     (1.48)     (1.08)     (1.40)
                                             ---------      --------   --------   --------   --------   --------
    Total Distributions..................           --         (2.87)     (2.85)     (1.48)     (1.08)     (1.46)
                                             ---------      --------   --------   --------   --------   --------

PROCEEDS FROM REDEMPTION FEES
  COLLECTED (NOTE 2).....................         0.00*         0.05       0.06       0.03         --         --
                                             ---------      --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD...........    $   30.46      $  28.81   $  29.67   $  28.96   $  24.78   $  17.23
                                             =========      ========   ========   ========   ========   ========

TOTAL RETURN.............................         5.73%**       6.71%     12.18%     22.83%     50.01%     (6.88%)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)......    $ 146,224      $148,787   $185,696   $114,928   $ 51,784   $ 32,279

  Ratio of Total Expenses to Average
    Net Assets...........................         1.28%***      1.26%      1.28%      1.20%      1.41%      1.29%

  Ratio of Net Investment Income (Loss)
    to Average Net Assets................         0.19%***      0.12%      0.11%     (0.08%)    (0.13%)     0.25%

  Portfolio Turnover Rate................            9%**         38%        31%        23%        23%        32%

*    Amount rounds to less than $0.01 per share.
**   Not annualized
***  Annualized

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================

                                            SIX MONTHS
                                               ENDED                             YEARS ENDED
                                              6/30/07     --------------------------------------------------------
                                            (UNAUDITED)     12/31/06   12/31/05   12/31/04   12/31/03   12/31/02
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $    12.28      $  11.85   $  12.13   $  11.74   $  10.64   $  10.32
                                            ----------      --------   --------   --------   --------   --------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income..................         0.29          0.57       0.51       0.51       0.57       0.62
  Net Realized and Unrealized Gains
    (Losses) on Securities...............         0.14          0.43      (0.28)      0.40       1.12       0.33
                                            ----------      --------   --------   --------   --------   --------
    Total Income from
      Investment Operations..............         0.43          1.00       0.23       0.91       1.69       0.95
                                            ----------      --------   --------   --------   --------   --------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income...        (0.29)        (0.57)     (0.51)     (0.53)     (0.59)     (0.63)
                                            ----------      --------   --------   --------   --------   --------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2)................         0.00*         0.00*      0.00*      0.01         --         --
                                            ----------      --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD...........   $    12.42      $  12.28   $  11.85   $  12.13   $  11.74   $  10.64
                                            ==========      ========   ========   ========   ========   ========

TOTAL RETURN.............................         3.47%**       8.65%      1.96%      7.98%     16.23%      9.38%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (000's)......   $  236,453      $228,798   $234,728   $205,615   $135,385   $ 79,146

  Ratio of Total Expenses to
    Average Net Assets...................         0.72%***      0.73%      0.72%      0.64%      0.67%      0.71%

  Ratio of Net Investment Income
    to Average Net Assets................         4.65%***      4.67%      4.34%      4.54%      5.32%      6.16%

  Portfolio Turnover Rate................           13%**         31%        49%        48%        54%        39%

*    Amount rounds to less than $0.01 per share.
**   Not annualized
***  Annualized

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
====================================================================================================================================

                                            SIX MONTHS
                                               ENDED          YEAR           YEAR           YEAR          YEAR         PERIOD
                                              6/30/07        ENDED          ENDED          ENDED         ENDED         ENDED
                                            (UNAUDITED)     12/31/06       12/31/05       12/31/04      12/31/03     12/31/02*
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....   $     14.80    $     13.11    $     12.72    $     11.58   $      9.89   $     10.00
                                            -----------    -----------    -----------    -----------   -----------   -----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)...........          0.16           0.06          (0.02)         (0.03)        (0.05)        (0.02)**
  Net Realized and Unrealized Gains
    (Losses) on Securities...............          0.97           2.34           0.71           1.26          1.74         (0.09)**
                                            -----------    -----------    -----------    -----------   -----------   -----------
    Total Income (Loss) from
      Investment Operations..............          1.13           2.40           0.69           1.23          1.69         (0.11)
                                            -----------    -----------    -----------    -----------   -----------   -----------

LESS DISTRIBUTIONS:
  Dividends from Net Investment Income...            --          (0.06)            --             --            --            --
  Distributions from Net Realized Gains..            --          (0.65)         (0.30)         (0.09)           --            --
                                            -----------    -----------    -----------    -----------   -----------   -----------
    Total Distributions..................            --          (0.71)         (0.30)         (0.09)           --            --
                                            -----------    -----------    -----------    -----------   -----------   -----------

PROCEEDS FROM REDEMPTION
  FEES COLLECTED (NOTE 2)................            --           0.00***        0.00***          --            --            --
                                            -----------    -----------    -----------    -----------   -----------   -----------

NET ASSET VALUE, END OF PERIOD...........   $     15.93    $     14.80    $     13.11    $     12.72   $     11.58   $      9.89
                                            ===========    ===========    ===========    ===========   ===========   ===========

TOTAL RETURN.............................          7.64%##       18.28%          5.40%         10.62%        17.09%        (1.10%)##

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period..............   $ 7,937,103    $ 7,448,448    $ 5,147,958    $ 2,319,121   $ 1,242,554   $   540,064

  Ratio of Total Expenses
    to Average Net Assets................          2.51%+         2.85%          3.63%          5.46%        11.30%        39.09%+

  Ratio of Net Expenses
    to Average Net Assets #..............          2.00%+         2.00%          2.00%          1.99%         1.89%         1.62%+

  Ratio of Net Investment Income (Loss)
    to Average Net Assets................          1.59%+        (0.42%)        (1.79%)        (3.85%)      (10.07%)      (38.30%)+

  Ratio of Net Investment Income (Loss)
    to Average Net Assets #..............          2.10%+         0.43%         (0.16%)        (0.38%)       (0.66%)       (0.83%)+

  Portfolio Turnover Rate................            16%##          23%            18%             7%           27%           18%

* Represents the period from the commencement of operations (May 1, 2002) through December 31, 2002.
**   Per share data was  calculated  using average  shares  outstanding  for the period.
***  Amount rounds to less than $0.01 per share.
##   Not annualized
+    Annualized
#    After advisory fee waivers and expense reimbursements by the Advisor.

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
   SHARES      COMMON STOCKS -- 90.2%                                VALUE
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE -- 2.6%
    148,166    Ducommun, Inc.+ ...............................   $   3,812,311
                                                                 -------------
               AIRLINES -- 2.5%
    153,700    SkyWest, Inc. .................................       3,653,449
                                                                 -------------
               AUTO - TRUCK TRAILERS -- 2.5%
    245,375    Wabash National Corp. .........................       3,589,836
                                                                 -------------
               BANKS -- 3.6%
    200,500    Old National Bancorp ..........................       3,330,305
     61,750    Suffolk Bancorp ...............................       1,969,207
                                                                 -------------
                                                                     5,299,512
                                                                 -------------
               BUILDING MATERIALS -- 0.3%
     23,290    Patrick Industries, Inc.+ .....................         366,585
                                                                 -------------
               CHEMICALS -- 5.4%
    206,200    Hercules, Inc.+ ...............................       4,051,830
    154,000    Sensient Technologies Corp. ...................       3,910,060
                                                                 -------------
                                                                     7,961,890
                                                                 -------------
               COMMERCIAL PRINTING -- 5.0%
     85,717    Courier Corp. .................................       3,426,966
    164,000    Ennis, Inc. ...................................       3,857,280
                                                                 -------------
                                                                     7,284,246
                                                                 -------------
               COMPUTERS -- 5.9%
    171,300    Agilysys, Inc. ................................       3,850,824
    585,700    CIBER, Inc.+ ..................................       4,791,026
                                                                 -------------
                                                                     8,641,850
                                                                 -------------
               CONSUMER PRODUCTS -- 0.7%
     36,900    Oakley, Inc. ..................................       1,047,960
                                                                 -------------
               FOOD -- 3.0%
    234,000    Chiquita Brands International, Inc. ...........       4,436,640
                                                                 -------------
               HAND/MACHINE TOOLS -- 0.8%
     35,050    Hardinge, Inc. ................................       1,190,999
                                                                 -------------
               HEALTH CARE - PRODUCTS -- 2.9%
    943,012    Microtek Medical Holdings, Inc.+ ..............       4,271,844
                                                                 -------------
               HEALTH CARE - SERVICES -- 4.2%
    108,500    LifePoint Hospitals, Inc.+ ....................       4,194,610
    141,000    RehabCare Group, Inc.+ ........................       2,007,840
                                                                 -------------
                                                                     6,202,450
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 90.2% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               HOME FURNISHINGS -- 5.3%
    205,512    Hooker Furniture Corp. ........................   $   4,611,689
    273,123    La-Z-Boy, Inc. ................................       3,129,990
                                                                 -------------
                                                                     7,741,679
                                                                 -------------
               INSURANCE -- 5.0%
    284,400    American Equity Investment Life Co. ...........       3,435,552
     96,843    FPIC Insurance Group, Inc.+ ...................       3,943,447
                                                                 -------------
                                                                     7,378,999
                                                                 -------------
               INTERNET -- 1.6%
    144,200    United Online, Inc. ...........................       2,377,858
                                                                 -------------
               INVESTMENT BANK/BROKER -- 2.0%
    387,400    LaBranche & Co., Inc.+ ........................       2,859,012
                                                                 -------------
               LEISURE TIME -- 1.8%
    221,500    Nautilus, Inc. ................................       2,666,860
                                                                 -------------
               MISCELLANEOUS MANUFACTURING -- 0.4%
     38,000    Sturm, Ruger & Co., Inc.+ .....................         589,760
                                                                 -------------
               OIL & GAS -- 5.5%
    233,400    Callon Petroleum Co.+ .........................       3,307,278
    105,300    Southwestern Energy Co.+ ......................       4,685,850
                                                                 -------------
                                                                     7,993,128
                                                                 -------------
               OIL & GAS SERVICES -- 7.9%
     35,000    CARBO Ceramics, Inc. ..........................       1,533,350
    139,521    Gulf Island Fabrication, Inc. .................       4,834,403
    329,950    Input/Output, Inc.+ ...........................       5,150,519
                                                                 -------------
                                                                    11,518,272
                                                                 -------------
               REAL ESTATE INVESTMENT TRUSTS -- 2.1%
    133,900    Equity Inns, Inc. .............................       2,999,360
                                                                 -------------
               RECREATIONAL VEHICLES -- 2.6%
    259,925    Monaco Coach Corp. ............................       3,729,924
                                                                 -------------
               RETAIL -- 5.0%
     68,100    IHOP Corp. ....................................       3,706,683
    146,100    Kenneth Cole Productions, Inc. - Class A. .....       3,608,670
                                                                 -------------
                                                                     7,315,353
                                                                 -------------
               SAVINGS & LOANS -- 0.6%
     61,943    CFS Bankcorp, Inc. ............................         899,412
                                                                 -------------
               SEMICONDUCTORS -- 3.0%
    199,150    Cohu, Inc. ....................................       4,429,096
                                                                 -------------
               SOFTWARE -- 3.0%
    324,500    Neoware Systems, Inc.+ ........................       4,390,485
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 90.2% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               TELECOMMUNICATIONS EQUIPMENT -- 2.8%
    387,287    Tollgrade Communications, Inc.+ ...............   $   4,062,641
                                                                 -------------
               TRANSPORTATION -- 2.2%
     85,800    YRC Worldwide, Inc.+ ..........................       3,154,866
                                                                 -------------

               TOTAL COMMON STOCKS (Cost $114,120,834) .......   $ 131,866,277
                                                                 -------------

================================================================================
   SHARES      MONEY MARKET FUNDS -- 9.9%                            VALUE
--------------------------------------------------------------------------------
  7,265,026    First American Government Obligations Fund
                 - Class Y ...................................   $   7,265,026
  7,265,026    First American Prime Obligations Fund
                 - Class Y ...................................       7,265,026
                                                                 -------------
               TOTAL MONEY MARKET FUNDS (Cost $14,530,052) ...   $  14,530,052
                                                                 -------------

               TOTAL INVESTMENTS -- 100.1%
                 (Cost $128,650,886) .........................   $ 146,396,329

               LIABILITIES IN EXCESS OF OTHER ASSETS
                 -- (0.1%) ...................................        (172,214)
                                                                 -------------

               NET ASSETS -- 100.0% ..........................   $ 146,224,115
                                                                 =============

+    Non-income producing security.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
   SHARES      COMMON STOCKS -- 20.5%                                VALUE
--------------------------------------------------------------------------------
               AUTO PARTS -- 1.1%
    127,000    Gentex Corp. ..................................   $   2,500,630
                                                                 -------------

               BANKS -- 1.0%
    137,500    Old National Bancorp ..........................       2,283,875
                                                                 -------------

               BEVERAGES -- 1.2%
     55,000    Coca-Cola Co. .................................       2,877,050
                                                                 -------------

               CHEMICALS -- 2.0%
     37,000    Dow Chemical Co. (The) ........................       1,636,140
     87,537    Hawkins, Inc. .................................       1,343,693
     26,100    Lubrizol Corp. (The) ..........................       1,684,755
                                                                 -------------
                                                                     4,664,588
                                                                 -------------
               COMMERCIAL PRINTING -- 0.2%
     24,000    Ennis, Inc. ...................................         564,480
                                                                 -------------

               DIVERSIFIED FINANCIAL SERVICES -- 0.9%
     45,500    JPMorgan Chase & Co. ..........................       2,204,475
                                                                 -------------

               ELECTRIC UTILITIES -- 1.1%
     36,000    Great Plains Energy, Inc. .....................       1,048,320
     49,003    MGE Energy, Inc. ..............................       1,598,478
                                                                 -------------
                                                                     2,646,798
                                                                 -------------
               ELECTRONICS -- 0.9%
    145,000    Methode Electronics, Inc. .....................       2,263,450
                                                                 -------------

               GAS UTILITIES -- 1.3%
     47,400    Atmos Energy Corp. ............................       1,424,844
     61,300    Vectren Corp. .................................       1,650,809
                                                                 -------------
                                                                     3,075,653
                                                                 -------------

               HEALTH CARE - PRODUCTS -- 1.1%
     42,000    Johnson & Johnson..............................       2,588,040
                                                                 -------------

               MACHINERY - DIVERSIFIED -- 1.1%
     68,200    Tennant Co. ...................................       2,489,300
                                                                 -------------

               MISCELLANEOUS MANUFACTURING -- 1.0%
     61,000    General Electric Co. ..........................       2,335,080
                                                                 -------------

               OIL & GAS -- 1.0%
     29,500    Chevron Corp. .................................       2,485,080
                                                                 -------------

               OTHER FINANCIAL SERVICES -- 0.8%
    150,707    Medallion Financial Corp. .....................       1,781,357
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 20.5% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               PACKAGING & CONTAINERS -- 0.7%
     41,229    Sonoco Products Co. ...........................   $   1,765,013
                                                                 -------------

               PHARMACEUTICALS -- 3.0%
     41,500    Abbott Laboratories ...........................       2,222,325
     46,000    GlaxoSmithKline PLC - ADR .....................       2,409,020
     93,500    Pfizer, Inc. ..................................       2,390,795
                                                                 -------------
                                                                     7,022,140
                                                                 -------------
               SEMICONDUCTORS -- 1.1%
    110,000    Intel Corp. ...................................       2,609,200
                                                                 -------------

               SOFTWARE -- 1.0%
     80,000    Microsoft Corp. ...............................       2,356,000
                                                                 -------------

               TOTAL COMMON STOCKS (Cost $40,819,588) ........   $  48,512,209
                                                                 -------------

================================================================================
    SHARES     PREFERRED STOCKS -- 0.8%                              VALUE
--------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.8%
     17,100    Brandywine Realty Trust PFD C .................   $     424,422
     50,600    Equity Inns, Inc. PFD B .......................       1,199,726
      6,612    Highwoods Properties, Inc. PFD B ..............         166,622
                                                                 -------------
               TOTAL PREFERRED STOCKS (Cost $1,902,441) ......   $   1,790,770
                                                                 -------------

================================================================================
  PAR VALUE    CORPORATE BONDS -- 52.8%                              VALUE
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE -- 0.8%
$ 2,000,000    Hexcel Corp. 6.75% 02/01/15 ...................   $   1,940,000
                                                                 -------------

               AIRLINES -- 1.7%
  4,300,000    Southwest Airlines Co. 5.25% 10/01/14 .........       4,070,457
                                                                 -------------

               BEVERAGES -- 0.4%
    895,000    Constellation Brands, Inc. 8.00% 02/15/08 .....         899,475
                                                                 -------------

               CHEMICALS -- 2.2%
  4,437,000    Hercules, Inc. 6.60% 08/01/27 .................       4,437,000
     15,000    Lubrizol Corp. (The) 5.875% 12/01/08 ..........          15,055
    750,000    Union Carbide Corp. 6.70% 04/01/09 ............         756,181
                                                                 -------------
                                                                     5,208,236
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE     CORPORATE BONDS -- 52.8% (CONTINUED)                  VALUE
--------------------------------------------------------------------------------
               COMMERICAL PRINTING -- 1.8%
$ 4,223,000    Cenveo, Inc. 7.875% 12/01/13 ..................   $   4,138,540
                                                                 -------------

               COMMERICAL SERVICES -- 0.7%
  1,500,000    GEO Group, Inc. (The) 8.25% 07/15/13 ..........       1,546,875
     20,000    Service Corp. Intl. 6.875% 10/01/07 ...........          20,043
                                                                 -------------
                                                                     1,566,918
                                                                 -------------
               COSMETICS/PERSONAL CARE -- 1.8%
  4,278,000    Chattem, Inc. 7.00% 03/01/14 ..................       4,267,305
                                                                 -------------

               DIVERSIFIED FINANCIAL SERVICES -- 1.8%
  1,195,000    CIT Group, Inc. 4.75% 12/15/10 ................       1,158,997
  2,000,000    CIT Group, Inc. 5.00% 02/13/14 ................       1,875,844
  1,250,000    CIT Group, Inc. 5.125% 09/30/14 ...............       1,180,961
                                                                 -------------
                                                                     4,215,802
                                                                 -------------
               ELECTRIC UTILITIES -- 6.4%
  4,400,000    Black Hills Corp. 6.50% 05/15/13 ..............       4,385,524
    110,000    Constellation Energy Group 7.00% 04/01/12 .....         115,249
  4,175,000    Constellation Energy Group 4.55% 06/15/15 .....       3,778,291
  1,884,000    Duke Energy Corp. 6.52% 03/15/09 ..............       1,910,843
  1,457,000    PSEG Energy Holdings, Inc. 8.625% 02/15/08 ....       1,476,221
  3,577,000    PSEG Power, Inc. 5.50% 12/01/15 ...............       3,440,666
                                                                 -------------
                                                                    15,106,794
                                                                 -------------
               ELECTRONICS -- 0.4%
  1,099,000    Anixter, Inc. 5.95% 03/01/15 ..................       1,027,565
                                                                 -------------

               FOOD -- 1.6%
  2,205,000    Chiquita Brands International, Inc. 7.50%
                 11/01/14 ....................................       1,992,769
  1,998,000    Chiquita Brands International, Inc. 8.875%
                 12/01/15 ....................................       1,885,613
                                                                 -------------
                                                                     3,878,382
                                                                 -------------
               HEALTH CARE - SERVICES -- 3.5%
  4,300,000    Humana, Inc. 6.30% 08/01/18 ...................       4,249,247
  3,897,000    Omnicare, Inc. 6.125% 06/01/13 ................       3,629,081
    275,000    Omnicare, Inc. 6.75% 12/15/13 .................         262,625
                                                                 -------------
                                                                     8,140,953
                                                                 -------------
               HOME BUILDERS -- 2.1%
  5,043,000    Champion Enterprises, Inc. 7.625% 05/15/09 ....       5,017,785
                                                                 -------------

               INFORMATION SERVICES -- 0.9%
  2,070,000    Equifax, Inc. 6.90% 07/01/28 ..................       2,178,706
                                                                 -------------

               INSURANCE -- 0.8%
  1,844,000    CNA Financial Corp. 6.60% 12/15/08 ............       1,869,062
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE     CORPORATE BONDS -- 52.8% (CONTINUED)                 VALUE
-------------------------------------------------------------------------------
               MEDIA -- 1.9%
$ 1,756,000    Comcast Corp. 5.30% 01/15/14 ..................   $   1,692,665
  1,664,000    TCI Communications, Inc. 7.875% 02/15/26 ......       1,854,856
  1,000,000    TCI Communications, Inc. 7.125% 02/15/28 ......       1,028,906
                                                                 -------------
                                                                     4,576,427
                                                                 -------------

               METAL PRODUCTS -- 0.6%
  1,460,000    Valmont Industries, Inc. 6.875% 05/01/14 ......       1,434,450
                                                                 -------------

               OIL & GAS -- 0.5%
  1,175,000    ConocoPhillips 7.125% 03/15/28 ................       1,191,399
                                                                 -------------

               PACKAGING & CONTAINERS -- 1.9%
  4,708,000    Silgan Holdings, Inc. 6.75% 11/15/13 ..........       4,602,070
                                                                 -------------

               PHARMACEUTICALS -- 1.8%
  4,395,000    Valeant Pharmaceuticals Intl. 7.00% 12/15/11 ..       4,285,125
                                                                 -------------

               REAL ESTATE INVESTMENT TRUSTS -- 2.0%
    604,000    Health Care REIT, Inc. 7.50% 08/15/07 .........         605,149
  2,000,000    Health Care REIT, Inc. 8.00%, 09/12/12 ........       2,170,360
  2,000,000    Health Care REIT, Inc. 6.00%, 11/15/13 ........       1,983,012
                                                                 -------------
                                                                     4,758,521
                                                                 -------------

               RETAIL -- 5.5%
  4,897,000    F.W. Woolworth Co. 8.50% 01/15/22 .............       4,970,455
  1,000,000    Home Depot, Inc. (The) 5.785% 12/16/36 ........         891,001
  4,608,000    Pantry, Inc. 7.75% 02/15/14 ...................       4,492,800
  1,000,000    Wendy's Intl., Inc. 6.20% 06/15/14 ............         912,500
  2,000,000    Wendy's Intl., Inc. 7.00% 12/15/25 ............       1,780,000
                                                                 -------------
                                                                    13,046,756
                                                                 -------------

               TELECOMMUNICATIONS -- 6.1%
  2,000,000    Ameritech 6.875% 10/15/27 .....................       1,987,826
  2,000,000    AT&T Corp. 6.50% 03/15/13 .....................       2,050,798
  3,693,000    Cincinnati Bell, Inc. 8.375% 01/15/14 .........       3,729,930
  1,157,000    GTE Northwest, Inc. 6.30% 06/01/10 ............       1,175,179
  2,865,000    Nextel Communications, Inc. 7.375% 08/01/15 ...       2,863,771
  1,200,000    Sprint Capital Corp. 6.875% 11/15/28 ..........       1,142,236
  1,500,000    Verizon Communications, Inc. 4.75% 10/01/13 ...       1,400,144
                                                                 -------------
                                                                    14,349,884
                                                                 -------------

               TOYS/GAMES/HOBBIES -- 2.0%
  2,053,000    Hasbro, Inc. 6.15% 07/15/08 ...................       2,053,287
  2,725,000    Hasbro, Inc. 6.60% 07/15/28 ...................       2,611,618
                                                                 -------------
                                                                     4,664,905
                                                                 -------------

               TRANSPORTATION -- 3.6%
  5,027,000    Bristow Group, Inc. 6.125% 06/15/13 ...........       4,737,948
  3,655,000    Yellow Roadway Corp. 8.25% 12/01/08 ...........       3,770,154
                                                                 -------------
                                                                     8,508,102
                                                                 -------------

               TOTAL CORPORATE BONDS (Cost $128,469,855) .....   $ 124,943,619
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE     U.S. TREASURY AND AGENCY OBLIGATIONS -- 11.7%         VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY BONDS -- 2.9%
$ 3,000,000    7.50% 11/15/16 ................................   $   3,537,891
  1,000,000    9.00% 11/15/18 ................................       1,329,609
  2,000,000    5.25% 11/15/28 ................................       2,013,750
                                                                 -------------
                                                                     6,881,250
                                                                 -------------

               U.S. TREASURY NOTES -- 4.9%
  3,000,000    3.375% 02/15/08 ...............................       2,969,766
  3,000,000    3.375% 10/15/09 ...............................       2,902,500
  3,000,000    4.00% 11/15/12 ................................       2,876,016
  3,000,000    4.00% 02/15/15 ................................       2,809,218
                                                                 -------------
                                                                    11,557,500
                                                                 -------------

               FEDERAL HOME LOAN BANK -- 1.4%
  2,000,000    5.55% 10/19/09 ................................       1,999,128
  1,350,000    3.875% 06/04/10 ...............................       1,301,893
                                                                 -------------
                                                                     3,301,021
                                                                 -------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.5%
  2,460,000    4.00% 05/20/10 ................................       2,380,702
  2,000,000    4.125% 04/15/14 ...............................       1,859,172
  1,750,000    4.00% 06/03/14 ................................       1,607,090
                                                                 -------------
                                                                     5,846,964
                                                                 -------------
               TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                 (Cost $28,246,435) ..........................   $  27,586,735
                                                                 -------------

================================================================================
 PAR VALUE     MORTGAGE-BACKED SECURITIES -- 2.1%                    VALUE
--------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.1%
$ 2,799,108    Pool #811460, 5.00% 06/01/20 ..................   $   2,705,120
  1,141,146    Pool #816407, 5.00% 07/01/20 ..................       1,102,829
  1,309,748    Pool #256154, 5.00% 03/01/21 ..................       1,265,769
                                                                 -------------
               TOTAL MORTGAGE-BACKED SECURITIES
                 (Cost $5,182,572) ...........................   $   5,073,718
                                                                 -------------

================================================================================
 PAR VALUE     COMMERCIAL PAPER -- 7.6%                              VALUE
--------------------------------------------------------------------------------
$10,000,000    Citigroup, Inc. 5.32% 07/05/07 ................   $  10,000,000
  8,000,000    General Electric Co. 5.28% 07/05/07 ...........       8,000,000
                                                                 -------------
               TOTAL COMMERCIAL PAPER (Cost $18,000,000)......   $  18,000,000
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      MONEY MARKET FUNDS -- 2.7%                             VALUE
--------------------------------------------------------------------------------
  3,130,871    First American Government Obligations Fund
                 - Class Y  ..................................   $   3,130,871
  3,130,871    First American Prime Obligations Fund
                 - Class Y ...................................       3,130,871
                                                                 -------------
               TOTAL MONEY MARKET FUNDS (Cost $6,261,742) ....   $   6,261,742
                                                                 -------------

               TOTAL INVESTMENTS -- 98.2%
                 (Cost $228,882,633) .........................   $ 232,168,793

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8% .      4,283,926
                                                                 -------------

               NET ASSETS -- 100.0% ..........................   $ 236,452,719
                                                                 =============

ADR American Depositary Receipt sponsored by a U.S. depositary bank.

PFD Preferred Stock.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================
   SHARES      COMMON STOCKS -- 82.7%                                VALUE
--------------------------------------------------------------------------------
               AEROSPACE/DEFENSE -- 0.5%
        490    General Dynamics Corp. ........................   $      38,328
                                                                 -------------

               AUTO PARTS & EQUIPMENT -- 2.9%
      6,200    TRW Automotive Holdings Corp.+ ................         228,346
                                                                 -------------

               BANKS -- 3.7%
      5,600    New York Community Bancorp, Inc. ..............          95,312
      4,665    Webster Financial Corp. .......................         199,056
                                                                 -------------
                                                                       294,368
                                                                 -------------

               CHEMICALS -- 2.9%
      3,600    Lubrizol Corp. (The) ..........................         232,380
                                                                 -------------

               COMPUTERS -- 3.2%
      5,715    Hewlett-Packard Co. ...........................         255,003
                                                                 -------------

               DISTRIBUTION/WHOLESALE -- 1.7%
      1,600    CDW Corp.+ ....................................         135,920
                                                                 -------------

               DIVERSIFIED FINANCIAL SERVICES -- 2.5%
      4,100    JPMorgan Chase & Co. ..........................         198,645
                                                                 -------------

               ELECTRIC -- 4.9%
      2,550    Dominion Resources, Inc. ......................         220,090
      3,630    Progress Energy, Inc. .........................         165,492
                                                                 -------------
                                                                       385,582
                                                                 -------------

               ENVIRONMENTAL CONTROL -- 2.8%
      5,730    Waste Management, Inc. ........................         223,757
                                                                 -------------

               FOOD -- 1.5%
      2,465    H.J. Heinz Co. ................................         117,014
                                                                 -------------

               HEALTH CARE - PRODUCTS -- 5.7%
      3,885    Baxter International, Inc. ....................         218,881
      3,725    Johnson & Johnson .............................         229,534
                                                                 -------------
                                                                       448,415
                                                                 -------------

               HEALTH CARE - SERVICES -- 1.2%
      8,473    Health Management Associates, Inc. - Class A ..          96,253
                                                                 -------------

               HOME FURNISHINGS -- 2.4%
      5,675    Ethan Allen Interiors, Inc. ...................         194,369
                                                                 -------------

               INSURANCE -- 3.9%
     11,985    UnumProvident Corp. ...........................         312,928
                                                                 -------------

               LEISURE TIME -- 2.4%
      3,205    Harley-Davidson, Inc. .........................         191,050
                                                                 -------------

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES      COMMON STOCKS -- 82.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               METAL - ALUMINUM -- 3.0%
      5,800    Alcoa, Inc. ...................................   $     235,074
                                                                 -------------

               MISCELLANEOUS MANUFACTURING -- 2.6%
      5,445    General Electric Co. ..........................         208,435
                                                                 -------------

               OIL & GAS -- 8.4%
      4,070    Chevron Corp. .................................         342,857
      5,200    Noble Energy, Inc. ............................         324,428
                                                                 -------------
                                                                       667,285
                                                                 -------------

               OIL FIELD SERVICES -- 2.4%
      6,625    BJ Services Co. ...............................         188,415
                                                                 -------------

               PHARMACEUTICALS -- 5.7%
      4,055    Abbott Laboratories ...........................         217,145
      9,100    Pfizer, Inc. ..................................         232,687
                                                                 -------------
                                                                       449,832
                                                                 -------------

               RETAIL -- 9.9%
      2,240    Best Buy Co., Inc. ............................         104,541
      6,490    BJ's Wholesale Club, Inc.+ ....................         233,835
      5,125    Home Depot, Inc. (The) ........................         201,669
     38,390    Rite Aid Corp.+ ...............................         244,928
                                                                 -------------
                                                                       784,973
                                                                 -------------

               SEMI-CONDUCTORS -- 8.5%
      9,635    Intel Corp. ...................................         228,542
     14,480    QLogic Corp.+ .................................         240,947
     11,600    Teradyne, Inc.+ ...............................         203,928
                                                                 -------------
                                                                       673,417
                                                                 -------------

               TOTAL COMMON STOCKS (Cost $5,454,780) .........   $   6,559,789
                                                                 -------------

================================================================================
   SHARES      EXCHANGE TRADED FUNDS -- 7.8%                         VALUE
--------------------------------------------------------------------------------
      4,240    iShares S&P MidCap 400 Index Fund .............   $     377,911
      2,805    iShares S&P MidCap 400 Value Index Fund .......         242,941
                                                                 -------------
               TOTAL EXCHANGE TRADED FUNDS (Cost $493,457) ...   $     620,852
                                                                 -------------

================================================================================
   SHARES      MONEY MARKET FUNDS -- 7.8%                             VALUE
--------------------------------------------------------------------------------
    309,666    First American Government Obligations Fund
                 - Class Y ...................................   $     309,666
    309,667    First American Prime Obligations Fund
                 - Class Y ...................................         309,667
                                                                 -------------
               TOTAL MONEY MARKET FUNDS (Cost $619,333) ......   $     619,333
                                                                 -------------

               TOTAL INVESTMENTS -- 98.3% (Cost $6,567,570) ..   $   7,799,974

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7% .         137,129
                                                                 -------------

               NET ASSETS -- 100.0% ..........................   $   7,937,103
                                                                 =============

+    Non-income producing security.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)
================================================================================

1.   ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a "Fund," and, collectively, the "Funds") are each a no-load series of The Berwyn Funds (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund's primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund's investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2.   ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies used in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: The Funds' securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source, and actions of the securities markets, such as the suspension or limitation of trading.

SHARE VALUATION: The net asset value of each Fund is determined daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. During the periods ended June 30, 2007 and December 31, 2006, proceeds from redemption fees totaled $17,679 and $350,855, respectively, for Berwyn Fund; $28,145 and $33,297, respectively, for Berwyn Income Fund; and $0 and $293, respectively, for Berwyn Cornerstone Fund.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2007 (UNAUDITED)
================================================================================

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the effective interest method.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Berwyn Fund and the Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of the Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and differing book/tax treatment of short-term capital gains.

COMMON EXPENSES: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

FEDERAL INCOME TAXES: It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2007 (UNAUDITED)
================================================================================

3.   SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities were as follows for the six months ended June 30, 2007:

                                                           BERWYN       BERWYN
                                            BERWYN         INCOME     CORNERSTONE
                                             FUND           FUND         FUND
                                          -----------   -----------   -----------
Purchases of investment securities.....   $11,936,915   $21,553,309    $1,175,402
                                          ===========   ===========    ==========
Proceeds from sales and maturities
  of investment securities.............   $32,655,717   $34,636,391    $1,348,416
                                          ===========   ===========    ==========

4.   TAX MATTERS

The tax character of dividends and distributions paid during the periods ended June 30, 2007 and December 31, 2006 was as follows:

                                        --------------------------------------------------------
                                          PERIOD      ORDINARY       LONG-TERM         TOTAL
                                          ENDED        INCOME      CAPITAL GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------
Berwyn Fund..........................    6/30/2007   $        --     $        --     $        --
                                        12/31/2006   $   241,209     $13,470,910     $13,712,119
------------------------------------------------------------------------------------------------
Berwyn Income Fund...................    6/30/2007   $ 5,331,152     $        --     $ 5,331,152
                                        12/31/2006   $10,691,052     $        --     $10,691,052
------------------------------------------------------------------------------------------------
Berwyn Cornerstone Fund..............    6/30/2007   $        --     $        --     $        --
                                        12/31/2006   $    35,583     $   308,206     $   343,789
------------------------------------------------------------------------------------------------

The tax character of distributable earnings at June 30, 2007 was as follows:


                                                                  BERWYN        BERWYN
                                                   BERWYN         INCOME      CORNERSTONE
                                                    FUND           FUND          FUND
                                                ------------   ------------   -----------
Tax Cost of Portfolio Investments............   $128,731,397   $228,894,753    $6,568,010
                                                ============   ============    ==========
Gross Unrealized Appreciation................   $ 23,522,715   $  8,847,809    $1,390,992
Gross Unrealized Depreciation................     (5,857,783)    (5,573,769)     (159,028)
                                                -----------    ------------    ----------
Net Unrealized Appreciation on Investments...     17,664,932      3,274,040     1,231,964
Accumulated Undistributed Ordinary Income ...        137,652         72,310        80,610
Undistributed Long-Term Gains................            207             --            11
Other Gains..................................      7,998,427      5,206,776       422,563
Capital Loss Carryforwards...................             --       (269,489)           --
                                                ------------   ------------    ----------
Total Distributable Earnings.................   $ 25,801,218   $  8,283,637    $1,735,148
                                                ============   ============    ==========

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2007 (UNAUDITED)
================================================================================

principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of December 31, 2006, the Berwyn Income Fund had a capital loss carryforward of $269,489, which expires on December 31, 2009. This capital loss carryforward may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

5.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS

Each Fund's investments are managed by The Killen Group, Inc. (the "Advisor") under the terms of an Investment Advisory Agreement (the "Advisory Agreements"). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund have agreed to pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 1.00%, respectively, of their average daily net assets.

Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to the Berwyn Cornerstone Fund, for the six months ended June 30, 2007, the Advisor contractually agreed to reduce its fees as necessary to maintain the Fund's ratio of expenses to average net assets at 2.00%. During the six months ended June 30, 2007, the Advisor waived investment advisory fees of $19,730.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 398,443 shares, 317,018 shares and 140,016 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of June 30, 2007.

AFFILIATED BROKER-DEALER

During the six months ended June 30, 2007, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $25,402, $10,467 and $3,406, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For the performance of these services, the Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.15% of the Funds' aggregate average daily net assets up to $500 million, 0.125% of the next $500 million of such assets, and 0.10% of such assets in excess of $1 billion, subject to a minimum monthly fee of $15,000. In addition, the

THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2007 (UNAUDITED)
================================================================================

Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the "Distributor"), the principal underwriter of each Fund's shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

6.   COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.   ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As a result, the Funds have adopted FIN 48 with this Semi-Annual Report. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Funds' ongoing costs in two ways:

Actual Fund Return - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Funds' actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

Hypothetical 5% Return - This section is intended to help you compare the Funds' costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds' actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds' costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds' expenses, including annual expense ratios for the current period and the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.

THE BERWYN FUNDS
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

                                          BEGINNING          ENDING
                                        ACCOUNT VALUE     ACCOUNT VALUE      EXPENSES PAID
                                       JANUARY 1, 2007    JUNE 30, 2007      DURING PERIOD
                                       ---------------    -------------    ----------------
BERWYN FUND
Based on Actual Fund Return........      $ 1,000.00        $ 1,057.30          $ 6.53
Based on Hypothetical 5% Return
  (before expenses)................      $ 1,000.00        $ 1,018.45          $ 6.41

BERWYN INCOME FUND
Based on Actual Fund Return........      $ 1,000.00        $ 1,034.70          $ 3.63
Based on Hypothetical 5% Return
  (before expenses)................      $ 1,000.00        $ 1,021.22          $ 3.61

BERWYN CORNERSTONE FUND
Based on Actual Fund Return........      $ 1,000.00        $ 1,076.40          $10.30
Based on Hypothetical 5% Return
  (before expenses)................      $ 1,000.00        $ 1,014.88          $ 9.99

* Expenses are equal to the Funds' annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                    Berwyn Fund                      1.28%
                    Berwyn Income Fund               0.72%
                    Berwyn Cornerstone Fund          2.00%

OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds' website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuation of the contracts for investment advisory services (the "Advisory Agreements") on behalf of each of the Berwyn Fund, the Berwyn Income Fund and the Berwyn Cornerstone Fund. The approval took place at an in person meeting held on February 16, 2007 at which all the Trustees were present.

The Trustees were advised by Trust counsel of their fiduciary obligations in approving the Advisory Agreements and the Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to determine whether the Agreements continue to be in the best interest of each Fund and its shareholders. The Trustees reviewed
(1) industry data comparing advisory fees and expense ratios of each Fund with those of comparable investment companies; (2) comparative investment performance information; (3) the Advisor's revenues and costs of providing services to each Fund; (4) information about the Advisor's personnel; (5) the Advisor's most recent financial statements; and (6) the Advisor's current Form ADV. The Trustees considered various factors, among them (1) the nature, extent and quality of the services provided by the Advisor; (2) the fees charged for those services and the Advisor's profitability with respect to each Fund; (3) each Fund's investment performance; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees were advised by experienced counsel throughout the process.

The Trustees evaluated and discussed with the Advisor the responsibilities of the Advisor under the Advisory Agreements, including providing investment research and advice and determining the securities to be purchased and sold in accordance with the investment objective and policies of each of the Funds. The Trustees also reviewed the Advisor's investment style, process and the background, investment experience and qualifications of its investment and operations personnel.

The Trustees considered short-term and long-term investment performance of the Funds in their deliberations. The Trustees considered each Fund's historical performance over various periods, performance comparisons to returns of relevant benchmark indices and similarly managed mutual funds and the Advisor's procedures for selecting brokers, including its use of Berwyn Financial Services Corp. ("Berwyn Financial"), an affiliated broker, to execute portfolio transactions of the Funds. Based upon their review, the Trustees found that over both short- and long-term periods, the investment performance of each Fund has been acceptable.

The Trustees also reviewed and discussed with management the Advisor's analysis of its profitability from the Advisory Agreements and its audited financial statements for its fiscal year ended August 31, 2006, and audited financial statements of Berwyn Financial. In their deliberations, the Independent Trustees also reviewed and discussed with management any past or pending litigation involving the Advisor. Counsel advised the Independent Trustees during their deliberations on the importance of

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

reviewing the financial information of both the Advisor and its affiliated broker. The Independent Trustees concluded that the Advisor possesses the resources necessary to serve as investment adviser to the Funds and, based upon their review of the financial statements provided by the Advisor, that the Advisor was sufficiently capitalized to remain economically viable to serve as investment adviser.

In reviewing the fees payable under the Advisory Agreements, the Trustees reviewed the advisory fee rates paid by the Funds under the Advisory Agreements and compared such fees to the advisory fees of similarly situated mutual funds included in the Morningstar database. The Trustees also compared the total operating expense ratio of each Fund with expense ratios of representative funds with similar investment objectives considered to be in its peer group, categorized both by fund size and by investment style. These analyses and comparisons showed that both the Berwyn Fund's and the Berwyn Income Fund's overall expense ratio is below the average for its Morningstar category but that the Cornerstone Fund has an overall expense ratio that is slightly above the average for funds with assets of less than $50 million in the Morningstar category of "Mid-Cap Value." The Trustees took note of this fact, but determined that the advisory fees for the Cornerstone Fund appear to be within an acceptable range for similarly situated funds, noting that the average net assets of funds in this category was much larger than the current asset base of the Berwyn Cornerstone Fund. The Trustees further considered the existence of any economies of scale and whether those would be passed along to the Funds' shareholders, including any fee waivers by the Advisor. In evaluating each Fund's advisory fees, the Trustees took into account the quality of the investment management of each Fund.

The Trustees noted that the advisory fee for the Berwyn Fund and the Cornerstone Fund are at an annual rate of 1.00% of average daily net assets; and that the total expense ratios of the Berwyn Fund and the Berwyn Cornerstone Fund for the fiscal year ended December 31, 2006 were 1.28% and 2.00%, respectively; and that the Advisor has contractually agreed to waive its fees and has voluntarily agreed to reimburse operating expenses in order to cap the operating expenses for the Berwyn Fund at 1.50% and for the Berwyn Cornerstone Fund at 2.00% per annum. Management advised the Trustees that the Advisor intends to maintain these operating expense limitations for the foreseeable future and that the Advisor will continue to waive its advisory fee or reimburse expenses, if necessary, in order to maintain the operating expense caps. The Trustees noted that the Berwyn Income Fund pays an advisory fee equal to 0.50% of average daily net assets and that its total expenses for the last fiscal year were 0.72% of average daily net assets. The Trustees concluded that the advisory fees payable under each Advisory Agreement are fair and reasonable when considered in light of all relevant factors.

In approving the Advisory Agreements, the Independent Trustees reached the following conclusions: (1) the Advisor has the financial resources and personnel to provide quality

THE BERWYN FUNDS
APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)
(CONTINUED)
================================================================================

advisory services; (2) the Funds have benefited from the professionalism and ethics of the Advisor; (3) the advisory fees are reasonable and the total expenses of the Funds are reasonable; and (4) the continuation of the Advisory Agreement on behalf of each Fund is in the best interests of its shareholders.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreements. Rather, the Trustees concluded, in light of an assessment of all factors considered, that it would be in the best interests of each Fund and its shareholders to continue the Advisory Agreements for an additional year.


40

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ITEM 2.  CODE OF ETHICS.

Not required

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   The Berwyn Funds
             -------------------------------------------------------------------


By (Signature and Title)*    /s/ Robert E. Killen
                           -----------------------------------------------------
                           Robert E. Killen, President


Date          August 27, 2007
      ------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/ Robert E. Killen
                           -----------------------------------------------------
                           Robert E. Killen, President


Date          August 27, 2007
      -------------------------------


By (Signature and Title)*    /s/ Mark J. Seger
                           -----------------------------------------------------
                           Mark J. Seger, Treasurer


Date          August 27, 2007
      -------------------------------

* Print the name and title of each signing officer under his or her signature.